UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

Moxian China, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173172	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 2313-2315 , Block B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen Guangdong Province, China 518101
(address of principal executive offices) (zip code)

Tel: +86 (0)755-66803251
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed in the Quarterly Report on Form 10-Q for the period ended March 31, 2015 filed with the Securities and Exchange Commission on May 15, 2015 by Moxian China, Inc. (the “Company,” “our” or “we”), the Company entered into a subscription agreement (“Zhongtou Subscription Agreement”) with Zhongtou Huifeng Investment Management (Beijing) Co. Ltd. (“Zhongtou”) on April 24, 2015, whereby we agreed to sell an aggregate of 8,169,000 shares of the Company’s common stock par value $.001 per share (“Common Stock”) at a per share price of $1.00 for gross proceeds of $8,190,000 (approximately RMB50,000,000) and to issue to Zhongtou for no additional consideration a warrant (the “Warrant”) to purchase in the aggregate of 32,000,000 shares (“Warrant Shares”) of Common Stock at an exercise price of $2.00 per share, exercisable on or prior to July 31, 2015. On June 4, 2015, the Company and Zhongtou entered into a Termination Agreement to terminate the Zhongtou Subscription Agreement as Zhongtou’s principals have determined to make the investment described in the Zhongtou Subscription Agreement through a different entity, Beijing Xinhua Huifeng Equity Investment Center (Limited Partnership) (“Xinhua”).

Also on June 4, 2015, the Company and Xinhua entered into a new Subscription Agreement (“Xinhua Subscription Agreement”) on substantially the same terms as the Zhongtou Subscription Agreement (the “Transaction”). Pursuant to the Xinhua Subscription Agreement, if the Company fails to contract with 25,000 new paying merchants by September 30, 2016, the Company shall issue an additional number of shares of Common Stock to Xinhua, equal to 50% of the accumulated number of Warrant Shares exercised and acquired by Xinhua as of September 30, 2016, for no additional consideration (“Make Good Provision”). The Make Good Provision will be available only if Xinhua has exercised the Warrant and acquired more than 16,000,000 Warrant Shares (the “Condition”). Further, the Company shall issue 4,000,000 shares of Common Stock to Xinhua for no additional consideration if the Company fails to publish its full working version of the Moxian mobile application version 2.0 by September 30, 2015, or if the Company fails to uplist to a national securities exchange in the U.S. by June 30, 2017. Xinhua shall also have the right to nominate (i) one member of the Company’s accounting department; and (ii) one member of the board of directors provided that the Condition has been met. The Transaction is expected to close on or about July 31, 2015.

The foregoing summary is qualified in its entirety by reference to the forms of the Zhontou Subscription Agreement, the Termination Agreement and Xinhua Subscription Agreement filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 30, 2015, Mr. Qin Changqian submitted his resignation to the Board of Directors (the “Board”), to resign from a director and from each other position he held with the Company. The Board accepted Mr. Qin’s resignation on the same date. Mr. Qin’s resignation did not result from any disagreement with the Company, its management or the Board on any matter relating to the Company’s operations, policies or practices.

Also on June 30, 2015, the Board of the Company appointed Mr. Liew Kwong Yeow as the new director of the Company. The Board also appointed the current director and interim Chief Executive Officer of the Company, Mr. James Mengdong Tan, as the Company’s Chief Executive Officer, President, Treasurer, and Secretary.

Set forth below is the biographical information of Mr. Tan and Mr. Liew:

Name	Age	Position
James Mengdong Tan	52	Chief Executive Officer, President, Treasurer, Secretary, and Director

Liew Kwong Yeow	58	Director

Mr. James Mengdong Tan, age 52, has more than 20 years’ experience in managing private and public companies based in Asia and United States. Mr. Tan is currently the Director and CEO of 8i Capital Limited and a promoter with respect to Rebel Group, Inc., a public company in the U.S. From 2005 to 2009, he was the Chairman and CEO of Vashion Group, a company listed on the Singapore Stock Exchange. From 2005 to 2007, he was the Executive Director and CEO of Vantage Corporation Limited, a company listed on the Singapore Stock Exchange. At the same time, he served as a director on the Board of Pacific Internet Ltd, a company listed on Nasdaq until its sale to Connect Holdings, a group comprising of Ashmore Investment Management Limited, Spinnaker Capital Limited and Clearwater Capital Partners. From 2012 to 2014, he acted as an independent director of New Trend Lifestyle Group PLC, a London AIM listed company. Mr. Tan graduated from the National University of Singapore (NUS) with a Bachelor of Arts in 1985.

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Mr. Liew Kwong Yeow, age 58, has more than 25 years of experience in several multi-national organizations, such as Matsushita Denki, General Motors, Intel as well as Urmet Telecoms Italy. He served as the President, Chief Executive Officer and director of Rebel Group, Inc. from February 27, 2013 to January 30, 2015. He also held senior positions and mainly responsible for quality, engineering and procurement of related products and services. In 2006, Mr. Liew was instrumental in setting up the first manufacturing plant of Urmet Telecommunications Torino Italy in China and fine-tuning its supply chains, and with Mr. Liew’s assistance, the entire operations of Urmet became significantly competitive in the China markets. Prior to that, Mr. Liew was the General Manager of Aztech Singapore’s plant in China from 2001 through 2005. During 1992 through 2001, he served as the head of QA Operations of the manufacturing facilities of Pheonix Mecano Switzerland in Singapore. Mr. Liew received his diploma in Electrical Engineering from Singapore Polytechnics University in 1974. He also completed the management study programs in: City and Guilds regarding Electrical and Electronics in 1974, Industrial Training Board at MOE Singapore in 1976, Matsushita DENKI Management Development Program in 1978, General Motors Institute in 1983 and Intel University in 1987. Mr. Liew is fluent in English and Chinese.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Subscription Agreement dated as of April 24, 2015 by and between the Company and Zhongtou Huifeng Investment Management (Beijing) Co. Ltd. (incorporated by reference herein to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2015).

10.2	Form of Termination Agreement dated as of June 4, 2015 by and between the Company and Zhongtou Huifeng Investment Management (Beijing) Co. Ltd.

10.3	Form of Subscription Agreement dated as of June 4, 2015 by and between the Company and Xinhua Huifeng Investment Center Co., Ltd. (Beijing).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN CHINA, INC.

Date: July 14, 2015	By:	/s/ James Mengdong Tan
Name: James Mengdong Tan
Title: Chief Executive Officer

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